UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2012 (September 22, 2012)

China Integrated Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34390	65-0854589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10F, Western International Square 2 Gaoxin Road Xi'an, Shaanxi Province, China
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 86-29 8268 3920

 _____________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

On September 22, 2012, the Company announced the appointment of Ms. Gaihong Li as Chief Financial Officer. This Form 8-K/A is being filed to include copy of Ms. Li’s labor contract.

No.         Description

10.1        Labor Contract, dated September 22, 2012, by and between Xi'an Baorun Industrial Development Co., Ltd. and Ms. Gaihong Li

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 9, 2012	China Integrated Energy, Inc.
	By:	/s/ Xincheng Gao_
Name: Xincheng Gao
Title: Chief Executive Officer and President

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Exhibit Index

No.	Description
10.1	Labor Contract, dated September 22, 2012, by and between Xi'an Baorun Industrial Development Co., Ltd. and Ms. Gaihong Li

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